Exhibit 99.1

Investor Presentation Third Quarter 2014

Forward Looking Statements and Non GAAP Measures Cautionary Statement Regarding Forward Looking Statements Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: (1) the outcome of any legal proceedings instituted against the Company; (2) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (3) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank's loan and securities portfolios, and the market value of the Company's equity; (4) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (5) risks associated with an anticipated increase in the Company's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities the Company desires to acquire are not available on terms acceptable to the Company; (6) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (7) transaction risk arising from problems with service or product delivery; (8) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (9) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions, including, without limitation, the merger with First Financial Holdings, Inc. ("FFCH"), within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, with respect to FFCH, and including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for Company common stock that may or may not reflect economic condition or performance of the Company; (20) the payment of dividends on Company common stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company, the Company's performance and other factors; and (21) other risks and uncertainties disclosed in the Company's most recent Annual Report on Form 10-K filed with the SEC or disclosed in documents filed or furnished by the Company with or to the SEC after the filing of such Annual report on Form 10-K, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward looking statements. The Company undertakes no obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Measures Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP.

South State Corporation: SSB Assets - $7.9 Billion Largest Bank Holding Company Headquartered in South Carolina Loans - $5.7 Billion Deposits - $6.5 Billion GEORGIA Charlotte Wilmington Myrtle Beach Hilton Head Island Savannah Atlanta Florence Columbia Athens Gainesville Georgetown Charleston Greenville SOUTH CAROLINA

Largest South Carolina Bank Merger Five to One

Market Performance Since 2009 See endnotes (3) 154.6% 26.7% 181.5% (3.9%)

How We Operate the Company

Record Operating Earnings $24.2 million $1.00 per diluted share Operating ROAA 1.21% Operating Return on Average Tangible Common Equity 17.23% Cash dividend of $0.22 per common share Merger / Branding Cost: $6.8 million Net Income of $19.3 million, $0.80 per diluted share 3rd Quarter Highlights See endnotes (1,2)

Interest Earning Assets Period-end Balance, In Millions Assets 06/30/2014 09/30/2014 Net Change Short-Term Investments $ 410.7 $ 360.5 $ (50.2) Investment Securities 816.7 826.0 9.3 Loans - Acquired 2,494.9 2,357.8 (137.1) Loans - Non-Acquired 3,174.6 3,304.7 130.1 Total Loans $ 5,669.5 $ 5,662.5 $ (7.0) Loans Held for Sale 56.4 56.6 0.2 Total Interest Earning Assets $ 6,953.3 $ 6,905.6 $ (47.7)

SOUNDNESS

Credit Quality See endnotes (5)

Capital See endnotes (5) *9/30/2014 Estimates * * *

PROFITABILITY

Operating Earnings Per Share Savannah Bancorp Closing: December 13, 2012 Conversion: February 2013 First Financial Holdings Closing: July 26, 2013 Conversion: July 19, 2014 See endnotes (1)

Consistent Long-Term Earnings Power See endnotes (2) In Millions

Net Interest Margin See endnotes (4)

Efficiency Ratio See endnotes (6)

Common Stock Dividends See endnotes (7) $0.82

GROWTH

Loan Portfolio Mix In Millions $2,617 $2,841 $3,613 $5,687 $5,663 See endnotes (8)

Core and Total Deposit Growth Core Deposit Growth Total Deposit Growth 24.9% 5-YR CAGR (2009 – 2013) 37.6% 5-YR CAGR (2009 – 2013) See endnotes (9) In Millions In Millions

Wealth Management Solid Foundation 850+ Relationships 19,000+ Retail Investment A/C 85+ Team members Trust and Investment Services conversion complete Focus Drive organic sales Leverage our banking partners Seek operational efficiencies Active risk mitigation See endnotes (10) YTD

Mortgage Solid Foundation Mortgage Market Share - #4 in SC Retail Mortgage: 64 originators Wholesale Mortgage: Focus in SC, NC, GA & southeast VA markets Portfolio Servicing: $3.6 Billion Sell Direct: Capital Markets model and deal directly with agencies Focus Streamline mortgage channels into one operating system Platform conversion that is scalable and customer interfacing Ensure compliance with recent regulatory requirements YTD

Supplemental

Index Supplemental Information Loan Portfolio Mix 25 Investment Portfolio 26 Fee Income by Type 27 Market Demographics 28 Analyst Recommendations 37

Loan Portfolio Mix-3Q 2014 $215 $2,151 $5,671 In Millions

Bank Investment Portfolio Mix Bank Fixed Income Portfolio (AFS & HTM) Tax Equivalent Yield Weighted Average Life Modified Duration Total Carrying Value 2.73% 3.74 3.40 $ 812,115 See endnotes (11)

Revenue Diversification 3Q2014 Fee Income (12) : $30 Million See endnotes (12)

Hilton Head Walterboro See endnotes (13)

South Carolina Market Share Columbia MSA 1 Wells Fargo 30.6 2 Bank of America 24.8 3 BB&T 13.3 4 First Citizens 10.0 8 South State Bank 2.3 Total $16.2 Billion 100 % Ranked # 1 Berkeley County Georgetown MSA 1 Wells Fargo 16.5 2 Toronto-Dominion Bank 14.8 3 South State Bank 14.3 4 BB&T 11.8 5 Bank of America 10.0 Total $1.2 Billion 100 % South Carolina 1 Wells Fargo 19.8 2 Bank of America 13.7 3 BB&T Corp. 10.4 4 First Citizens 9.4 5 South State Bank 6.9 Total $69.9 Billion 100 % Charleston MSA 1 Wells Fargo 23.0 2 South State Bank 15.2 3 Bank of America 13.8 4 First Citizens 6.7 5 Synovus Financial 6.1 Total $10.2 Billion 100 % See endnotes (13)

South Carolina Market Share Hilton Head MSA 1 Wells Fargo 18.2 2 South State Bank 16.5 3 Bank of America 10.2 4 CoastalSouth Bancshares 9.1 5 BB&T 7.4 Total $3.5 Billion 100 % Orangeburg MSA 1 South State Bank 38.6 2 First Citizens 25.3 3 Bank of America 10.6 4 FMB of S.C. Bancshares 8.8 5 BB&T Corp. 7.2 Total $900 Million 100 % Ranked # 1 Jasper County Greenville MSA 1 Wells Fargo 17.2 2 Bank of America 12.9 3 BB&T 11.7 4 Toronto-Dominion Bank 9.7 6 South State Bank 5.4 Total $13.8 Billion 100 % Walterboro City 1 Communitycorp 31.6 2 South State Bank 21.0 3 First Federal of SC FSB 17.0 4 Enterprise Bank of SC 15.0 5 Wells Fargo 8.0 Total $343.2 Million 100 % See endnotes (13)

Georgia Market Share Athens-Gainesville MSA 1 Wells Fargo 14.0 2 Synovus Financial Corp 12.0 3 SunTrust Banks 11.9 4 BB&T 10.4 15 South State Bank 1.6 Total $6.2 Billion 100 % Savannah MSA 1 SunTrust Banks 22.8 2 Wells Fargo 21.5 3 Bank of America 12.5 4 South State Bank 9.6 5 Ameris Bank 7.0 Total $5.7 Billion 100 % Cornelia MSA 1 South State Bank 43.3 2 United Community Banks 22.1 3 SBT Bancorp Inc. 11.4 4 Regions Financial 10.3 5 Certus Holdings Inc. 6.9 Total $767 Million 100 % Ranked # 1 Bryan County Northeast GA 1 Wells Fargo 14.3 2 Regions Bank 9.8 3 SunTrust Bank 9.0 4 United Community Bank 8.0 6 South State Bank 6.9 Total $11.0 Billion 100 % See endnotes (13,14)

North Carolina Market Share Wilmington MSA 1 Wells Fargo 22.3 2 BB&T 16.4 3 First Citizens BancShares 13.8 4 Live Oak Bancshares 9.6 9 South State Bank 3.2 Total $4.4 Billion 100 % Charlotte MSA 1 Bank of America 71.8 2 Wells Fargo 18.8 3 BB&T 2.8 4 Fifth Third 1.0 11 South State Bank 0.3 Total $201 Billion 100 % Ranked # 3 York County See endnotes (13)

Unemployment Data

South Carolina Real Estate Markets Number of Residential Homes, Condos & Villas Sold Median Price of Residential Homes (in Thousands) Average Days on the Market (DOM) Sept-13 YTD Sept-14 YTD % Change Sept-13 YTD Sept-14 YTD % Change Sept-13 YTD Sept-14 YTD % Change Beaufort 994 1,106 11.3% $183 $191 4.6% 195 180 -7.6% Charleston Trident 9,782 10,416 6.5 206 217 5.5 79 74 -7.3 Coastal Carolinas 7,536 7,730 2.6 147 153 4.4 162 168 -5.0 Greater Columbia 7,285 7,300 0.2 144 150 3.8 107 99 -7.2 Greater Greenville 7,307 7,668 4.9 155 160 3.2 90 82 -8.4 Greater Pee Dee 1,277 1,347 5.5 120 119 -0.8 112 108 -3.4 Western Upstate 2,657 2,831 6.5 134 138 3.0 112 110 -2.3 Hilton Head Area 2,750 2,588 -5.9 255 253 -1.0 119 111 -6.7 Piedmont Regional 2,221 2,223 0.1 149 153 3.0 143 136 -4.5 State Totals 48,903 50,421 3.1% $157 $162 3.2% 120 114 -5.0% See endnotes (15)

Demographic Highlights See endnotes (16)

Median Household Income See endnotes (17)

Analyst Recommendations Analyst Third Quarter 2014 Recommendation BB&T Capital Markets BUY Keefe, Bruyette & Woods OUTPERFORM Raymond James OUTPERFORM Sandler O’Neill BUY SunTrust Robinson Humphrey BUY Wunderlich Securities BUY

Investor Contacts 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.southstatebank.com Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer

Endnotes

1. Excludes Merger Expenses
2. Excludes Merger & OREO / Loan-related expenses
3. Source: SNL Financial. Pricing data as of 10/31/14.Carolina peers include all major exchange traded banks headquartered in North or South Carolina with total assets between $500 million and $10.0 billion. Georgia peers include all major exchange traded banks headquartered in Georgia with total assets between $500 million and $10.0 billion; excludes merger targets.(1)Total return includes distribution of dividends.
4. Income reduced by amortization of Indemnification Asset and average balance increased for the average loan Indemnification Asset balance
5. Source: SNL Financial and Company filings. SSB, KRX Median and Carolina Median as of 6/30/2014. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina's includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. SSB credit quality ratios exclude acquired loans.
6. Efficiency ratio = NIE / Net Int Inc + Non Int Inc less securities gain/(loss). Operating efficiency ratio (exc'l) = same as above except exc'l merger cost, OREO loan related cost, and branding cost from NIE
7. Dividend paid for 154 consecutive quarters since 1976, Prior to 1976, dividends were paid semi-annually. 4Q 2014 dividend declared 10/24/2014, with a record date of 11/14/2014, and payable 11/21/2014.
8. Acquired loans are net of purchase accounting adjustments.
9. Core deposits increased $ 184 million since Dec-13. Total YTD $ Balance growth for core 3.4%. Core Deposits exclude all certificates of deposits.
10. Relationships include our respective divisions: Trust Asset Management, Minis & Company, American Pensions
11. Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include : FHLB stock, Corporate stocks held at BHC of banks, or investment in unconsolidated subsidiaries.
12. Total Income= Net Interest Income + Noninterest Income (excluding negative accretion of indemnification asset and securities gains (losses). Fees generated from services provided by SSB.
13. Source: SNL deposit data as of June 30, 2014
14. Note: NE Georgia Deposit Market Share includes the following counties: Barrow, Cherokee, Clarke, Habersham, Hall, Jackson, Rabun, Stephens, White.
15. Source: Rates from S.C. Realtors MLS Stats
16. Source: SNL Financial, Demographic Data pulled on 10/22/2014, Unemployment data as of 9/30/2014
17. Source: SNL, Projected 2014

39 SOUTH STATE CORPORATION